Subsequent Events	12 Months Ended
Dec. 31, 2019
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Subsequent Events
Note 33: Subsequent Events
Debt repayments
In January 2020, the Company redeemed C$550 million principal amount of 3.309% notes due November 2021 and $139 million principal amount of 3.95% notes due September 2021 prior to their scheduled maturity for $640 million, including early redemption premiums and settlement of related cross-currency swaps. The repayments were funded with commercial paper borrowings.
2020 dividends
In February 2020, the Company announced an $0.08 per share increase in the annualized dividend to $1.52 per common share, which was approved by the Company’s board of directors. A quarterly dividend of $0.38 per share will be paid on March 18, 2020 to shareholders of record as of March 6, 2020.
Appointment of
New
Chief Executive Officer and Chief Financial Officer
On February 25, 2020, the Company announced that Steve Hasker was appointed President & Chief Executive Officer, replacing James C. Smith, and Mike Eastwood was appointed Chief Financial Officer, replacing Stephane Bello. These appointments and organizational changes are effective on March 15, 2020. Effective March 15, 2020, Mr. Smith will be Chairman of the Thomson Reuters Foundation and will provide transitional support to Mr. Hasker into 2021. Mr. Bello will be Vice Chairman and President, Enterprise Centre, on March 15, 2020 and will also provide transitional support to Mr. Eastwood into 2021. On March 15, 2020, Mr. Hasker will also become a member of the Company’s board of directors and Mr. Smith will step down as a director. Please see the “Executive Officers and Directors” section of this annual report for additional information about Mr. Hasker and Mr. Eastwood.